LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED MARCH 28, 2011

TO THE SUMMARY PROSPECTUS OF

WESTERN ASSET INSTITUTIONAL AMT FREE MUNICIPAL MONEY MARKET FUND

ADMINISTRATIVE SHARES

The last sentence of the legend on the cover of the Fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 31, 2010, as supplemented on March 28, 2011 and as may be amended or further supplemented, the fund’s statement of additional information, dated August 31, 2010, as supplemented on March 28, 2011 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated May 31, 2010, are incorporated by reference into this Summary Prospectus.

As of April 1, 2011, the following information replaces the disclosure in the last paragraph of the “Purchase and sale of fund shares” section of the Fund’s Summary Prospectus:

The fund normally calculates its net asset value as of each hour from 9:00 a.m. (Eastern time) until its close of business (normally 12:00 noon (Eastern time)) on each fund business day. The fund may close early under certain circumstances. For more information, please contact your financial intermediary, or contact the fund by phone (1-877-721-1926 or 1-212-857-8181).

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